KEYNOTE SERIES ACCOUNT
Supplement dated March 3, 2009 to the Prospectus dated May 1, 2008
Effective May 1, 2009, MONY Life Insurance Company will increase the mortality and expense risk fees from 1.10% annually of separate account assets to the maximum charge of 1.25% annually of separate account assets as provided under the group variable annuity contract and as disclosed in the current Prospectus. The following table shows the fees and expenses that you will pay periodically during the time that you invest under a contract, not including the fees and expenses of the underlying fund in which the Keynote Series Account invests:
Keynote Series Account

	Maximum		Current
Annual Contract Fee	$50	(1)	None(1)

Separate Account Annual Expenses (as a percentage of average account value)
Mortality Risk Fees	0.80%
Administrative Expense Risk Fees	0.45%
Total Mortality and Expense Risk Fees	1.25%
Total Separate Account Annual Expenses	1.25%

(1)	MONY reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account in accordance with the provisions of the Contracts.
For additional information about the charges of the underlying funds and for an Example of the expenses you may pay if you hold the contract, please review pages 6-7 of the Prospectus.
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Investors should retain this Supplement for future reference.
Form No. 13343SL (rev. 3/09)